SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 1998


                             EQUIVEST FINANCE, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                  333-29015                 59-2346270
           (State or other             (Commission            (I.R.S. Employer
             jurisdiction              File Number)          Identification No.)
          of incorporation)

          2 CLINTON SQUARE
         SYRACUSE, NEW YORK                                        13202
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (315) 422-9088



                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.           Changes in Control of Registrant

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not applicable.

Item 3.           Bankruptcy or Receivership

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not applicable.

Item 5.           Other Events

                           On December 4, 1998, pursuant to an agreement and
                  plan of merger dated December 3, 1998, Equivest Finance, Inc. ("Equivest"), a Florida corporation, completed a merger with and into Equivest Reincorporation, Inc. (the "Delaware Subsidiary"), a Delaware corporation and a wholly owned subsidiary of Equivest (the "Merger").

                           Pursuant to the terms of the Merger, the Delaware
                  Subsidiary was the surviving corporation (the "Surviving Corporation") in the Merger and, upon consummation of the Merger, was renamed "Equivest Finance, Inc." The sole purpose of the Merger was to change the state of incorporation of Equivest from Florida to Delaware.

                           As a result of the Merger, each issued and
                  outstanding share of the common stock of Equivest, par value $.05 per share, was converted into one fully paid and non-assessable issued and outstanding share of the Surviving Corporation, par value $.01 per share. As the common stock of Equivest was registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") prior to the Merger, upon the consummation of the Merger, the common stock of the Surviving Corporation was automatically deemed registered under Section 12(g) of the Exchange Act, pursuant to Rule 12g-3(a) of the Exchange Act.

Item 6.           Resignation of Registrant's Directors

                  Not applicable.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits.

                           The following exhibits are being filed herewith:

                           Exhibit No.      Exhibit
                           -----------      -------

                           3.1 Amended and Restated Certificate of Incorporation of the Registrant

                           3.2              By-laws of the Registrant

                           10.1 Agreement and Plan of Merger dated as of December 3, 1998 between Equivest Finance, Inc. and Equivest Reincorporation, Inc.

Item 8.           Change in Fiscal Year

                  Not applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not applicable.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 EQUIVEST FINANCE, INC.


Date: December 16, 1998          By:    /s/ Gerald L. Klaben
                                        ---------------------------
                                 Name:  Gerald L. Klaben
                                 Title: Senior Vice-President and Chief
                                        Financial Officer

                                INDEX TO EXHIBITS

Exhibit No:    Exhibit
-----------    -------

3.1            Amended and Restated Certificate of Incorporation of the
               Registrant

3.2            By-laws of the Registrant

10.1 Agreement and Plan of Merger dated as of December 3, 1998 between Equivest Finance, Inc. and Equivest Reincorporation, Inc.